                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    December 17, 1996
                                                     -----------------



                              GREATER BAY BANCORP
                              -------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   California                     0-25034                        77-038741
------------------              -----------                 ------------------
(STATE OR OTHER                 (COMMISSION                 (IRS EMPLOYER
JURISDICTION OF                 FILE NUMBER)                IDENTIFICATION NO.)
INCORPORATION)


                    420 Cowper Street, Palo Alto, CA  94301
                    ---------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 813-8200
                                                     --------------

                            MID-PENINSULA BANCORP
                              420 Cowper Street
                            Palo Alto, CA  94301

         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

                                                               Page 1 of 4 Pages
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          ---------------------------------------------

(a) (i) KPMG Peat Marwick, LLP ("KPMG"), the Registrant's former independent accountants, was dismissed on December 17, 1996.

    (ii) KPMG's report on the financial statements for both of the past two years contained no adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles.

    (iii) The decision to change accountants was recommended by the Audit Committee and was approved by the Registrant's Board of Directors on December 17, 1996.

    (iv) During the two most recent fiscal years and any subsequent interim period preceding the dismissal there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

    (v) KPMG's report on the financial statements for both of the past two years contained no adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles, except their report dated January 22, 1996, relating to the consolidated balance sheets of Mid-Peninsula Bancorp and subsidiary as of December 31, 1995, and 1994, and the related consolidated statements of operations, changes in shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1995, referenced other auditors. On October 7, 1994, the Company acquired San Mateo County Bancorp on a pooling-of-interests basis. KPMG did not audit the consolidated financial statements of San Mateo County Bancorp as of and for the year ended December 31, 1993. Those statements, which are included in the 1993 restated consolidated financial statements, were audited by other auditors, whose report contained an explanatory paragraph regarding the adoption of Statement of Financial Accounting Standards (SFAS) No. 109, Accounting for Income Taxes and SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. KPMG's report, insofar as it relates to the amounts included for San Mateo County Bancorp, is based solely on the report of the other auditors.

(b) Coopers & Lybrand, LLP was engaged on December 17, 1996 as the Registrant's independent accountants.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is attached to this report and incorporated by this reference:

    (16)  Letter from KPMG regarding change in certifying accountants

                                                               Page 2 of 4 Pages
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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREATER BAY BANCORP



Date:  December 17, 1996                 /s/ Steven C. Smith
                                         -------------------------------------
                                         Steven C. Smith
                                         Executive Vice President
                                         Chief Operating Officer and
                                         Chief Financial Officer

                                                               Page 3 of 4 Pages
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December 19, 1996



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for Greater Bay Bancorp (formerly Mid-Peninsula Bancorp) and under the date of January 22, 1996, we reported on the consolidated financial statements of Mid-Peninsula Bancorp and subsidiary as of and for the years ended December 31, 1995 and 1994. On December 17, 1996, our appointment as principal accountants was terminated. We have read Greater Bay Bancorp's statements included under Item 4 of its Form 8-K dated December 19, 1996, and we agree with such statements, except that we are not in a position to agree or disagree with Greater Bay Bancorp's statement that the change was recommended and was approved by the Audit Committee of the Board of Directors. Additionally, we are not in a position to agree or disagree with Greater Bay Bancorp's statement that Coopers & Lybrand LLP was engaged on December 17,
1996 as the Registrant's independent accountants.

Very truly yours,



/s/ KPMG Peat Marwick LLP
-------------------------